SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A-1


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  JULY 19, 2004


                                  GenoMed, INC.
                                  ------------
             (Exact name of registrant as specified in its charter)

          FLORIDA                     000-49720                 43-1916702
----------------------------       ----------------       ----------------------
(State or other jurisdiction       (Commission file           (IRS Employer
     of incorporation)                  number)           Identification Number)


             9666 Olive Blvd., Suite 310, St. Louis, Missouri 63132
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
           ----------------------------------------------------------
                                 (314) 652-0500


               909 South Taylor Avenue, St. Louis, Missouri 63110
            --------------------------------------------------------
          (Former name or former address if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(b) Effective July 19, 2004, we have engaged Rubin, Brown, Gornstein & Co., LLP ("RBG") of St. Louis, Missouri, to serve as our independent accountant to audit our financial statements.

During our two most recent fiscal years and the period from January 1, 2004 to the date we engaged RBG, we did not consult RBG regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on our financial statements, and no written or oral advice was provided by RBG during that period on any such issue that was a factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue. During that period, we did not consult RBG on any matter that was either the subject of a disagreement or a reportable event with regard to our prior auditors.

We have provided a copy of the disclosure in this report to RBG and offered RBG the opportunity to furnish a letter to the Commission contemplated by Item 304(a)(2)(D) of Regulation S-B. RBG has advised us that it does not intend to furnish such letter to the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GenoMed, Inc.

Dated:   July 27, 2004                  By:      /s/  David Moskowitz
                                                 ------------------------------
                                                 Dr. David Moskowitz
                                                 Chairman of the Board and
                                                 Chief Executive Officer